                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ ROBERT A. BELFER
                                        --------------------
                                        Robert A. Belfer
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ NORMAN P. BLAKE, JR.
                                        ------------------------
                                        Norman P. Blake, Jr.
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ RONNIE C. CHAN
                                        ------------------
                                        Ronnie C. Chan
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ JOHN H. DUNCAN
                                        ------------------
                                        John H. Duncan
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ JOE H. FOY
                                        --------------
                                        Joe H. Foy
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set her hand this 23rd day of December, 1996.


                                        /s/ WENDY L. GRAMM
                                        ------------------
                                        Wendy L. Gramm
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ ROBERT K. JAEDICKE
                                        ----------------------
                                        Robert K. Jaedicke
                                        Director

         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ KENNETH L. LAY
                                        ------------------
                                        Kenneth L. Lay
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ CHARLES A. LeMAISTRE
                                        ------------------------
                                        Charles A. LeMaistre
                                        Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ JOHN A. URQUHART
                                        --------------------
                                        John A. Urquhart
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ JOHN WAKEHAM
                                        ----------------
                                        John Wakeham
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ CHARLS S. WALKER
                                        --------------------
                                        Charls S. Walker
                                        Director

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration of Trust Originated Preferred Securities and certain other Securities related thereto by Enron Corp., a Delaware corporation (the "Company"), Enron Preferred Funding II, L.P., a Delaware limited partnership, and Enron Capital Trust II, a Delaware trust, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, William
D. Gathmann and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of December, 1996.


                                        /s/ HERBERT S. WINOKUR, JR.
                                        ---------------------------
                                        Herbert S. Winokur, Jr.
                                        Director